Income Taxes - Reconciliations of Statutory U.S. Federal Income Tax Rates to Our Effective Tax Rate for Continuing Operations (Detail)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Effective Income Tax Rate Reconciliation, Percent [Abstract]
Statutory rate	35.00%	35.00%	35.00%
State tax, net of federal benefit	2.60%	0.00%	2.80%
Effective tax rate	0.60%	1.90%	0.60%
Effective tax rate	38.20%	36.90%	38.40%